Subsequent events	12 Months Ended
Dec. 31, 2017
Subsequent Events Disclosure [Abstract]
Subsequent events
Subsequent events
On March 22, 2018, the Group signed a loan agreement for an amount of USD 173.6 million with the purpose of financing up to 70 per cent of the aggregate contract price of the four Ice Class Suezmax vessels (see Note 8).
On March 26, 2018, Euronav took delivery of the first Ice Class Suezmax Cap Quebec (2018 - 156,600 dwt).
On March 29, 2018, TI Asia Ltd and TI Africa Ltd concluded a USD 220.0 Senior Secured Credit Facility. The facility consists of a term loan of USD 110.0 million and a revolving credit facility of USD 110.0 million for the purpose of refinancing the two FSOs as well as for general corporate purposes. The Group provided a guarantee for the revolving credit facility tranche.